                       STATEMENT OF ADDITIONAL INFORMATION
                       THE CHARLES SCHWAB FAMILY OF FUNDS
                 101 Montgomery Street, San Francisco, CA 94104

                     SCHWAB NEW JERSEY MUNICIPAL MONEY FUND
                    SCHWAB PENNSYLVANIA MUNICIPAL MONEY FUND

                                JANUARY 20, 1998,
                           AS AMENDED FEBRUARY 4, 1998

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the Prospectus dated January 20, 1998 (and as may be amended from time to time) for Schwab New Jersey Municipal Money Fund (the NJ
Fund) and Schwab Pennsylvania Municipal Money Fund (the PA Fund) (together the Funds).

To obtain a copy of the Prospectus, call 1-800-435-4000 (1-800-345-2550 for TDD Users), or write to the Funds at 101 Montgomery Street, San Francisco, California 94104.




                                TABLE OF CONTENTS

                                                                     PAGE


INVESTMENT SECURITIES...............................................   2
INVESTMENT POLICIES AND RESTRICTIONS................................   5
MANAGEMENT OF THE TRUST.............................................   8
PORTFOLIO TRANSACTIONS AND TURNOVER.................................  13
DISTRIBUTIONS AND TAXES.............................................  14
SHARE PRICE CALCULATION.............................................  19
HOW THE FUNDS REPORT PERFORMANCE....................................  19
GENERAL INFORMATION.................................................  21
PURCHASE AND REDEMPTION OF SHARES...................................  23
OTHER INFORMATION...................................................  23



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                              INVESTMENT SECURITIES

MUNICIPAL SECURITIES. Municipal securities are securities issued by a state, its political subdivisions, agencies, authorities and corporations. These securities may be issued to obtain money for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities also may be issued to finance various private activities, including certain types of private activity bonds ("industrial development bonds" under prior law). These securities may be issued by or on behalf of public authorities to obtain funds to provide certain privately owned or operated facilities. The Funds may not be desirable investments for "substantial users" of facilities financed by private activity bonds or industrial development bonds or for "related persons" of substantial users because distributions from the Funds attributable to interest on such bonds may not be tax exempt. Shareholders should consult their own tax advisors regarding the potential effect on them (if any) of any investment in these Funds.

Municipal securities are generally classified as "general obligation" or "revenue" and may be purchased directly or through participation interests. General obligation securities are typically secured by the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. Revenue securities are typically payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. Private activity bonds and industrial development bonds are, in most cases, revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds. The credit quality of private activity bonds is frequently related to the credit standing of private corporations or other entities.

Examples of municipal securities that are issued with original maturities of one year or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of the receipt of property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality's issuance of a longer-term bond in the future. Revenue anticipation notes are issued in expectation of the receipt of other types of revenue such as that available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other municipal securities similar to the foregoing, which are or may become


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available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The Funds also may invest in moral obligation securities, which are normally issued by special purpose public authorities. If the issuer of a moral obligation security is unable to meet its obligation from current revenues, it may draw on a reserve fund. The state or municipality that created the entity has only a moral commitment, not a legal obligation, to restore the reserve fund.

The value of municipal securities may be affected by uncertainties with respect to the rights of holders of municipal securities in the event of bankruptcy or the taxation of municipal securities as a result of legislation or litigation. For example, under federal law, certain issuers of municipal securities may be authorized in certain circumstances to initiate bankruptcy proceedings without prior notice to or the consent of creditors. Such action could result in material adverse changes in the rights of holders of the securities. In addition, litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances, there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

The Investment Manager relies on the opinion of the issuer's counsel, which is rendered at the time the security is issued, to determine whether the security is fit, with respect to its tax status, to be purchased by a Fund.

MUNICIPAL LEASES. Municipal leases are obligations issued to finance the construction or acquisition of equipment or facilities. These obligations may take the form of a lease, an installment purchase contract, a conditional sales contract or a participation interest in any of these obligations. Municipal leases may be considered illiquid investments. Additionally, municipal leases are subject to "nonappropriation risk," which is the risk that the municipality may terminate the lease because funds have not been allocated to make the necessary lease payments. The lessor would then be entitled to repossess the property, but the value of the property may be less to private sector entities than it would be to the municipality.

DELAYED-DELIVERY TRANSACTIONS. Each Fund may buy or sell securities on a delayed-delivery or when-issued bases. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the Fund until the security is delivered. If the Fund remains substantially fully invested at a time when delayed-delivery securities are outstanding, the Fund will set aside appropriate liquid assets in a notationally segregated custodial account to cover its purchase obligations.


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When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in further gains or loses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Fund could suffer losses.

ILLIQUID SECURITIES. Investments that cannot be sold or disposed of in the normal course of business within seven days at their approximate value will be considered illiquid. The Investment Manager determines the liquidity of a Fund's investments under the supervision and direction of the Board of Trustees. Investments currently considered illiquid include repurchase agreements not maturing within seven days, some restricted securities and municipal lease obligations.

VARIABLE AND FLOATING RATE SECURITIES. Some variable rate securities have a demand feature, which entitles the holder to resell the securities at a specified price and/or times. There are risks involved with these securities because there may be no active secondary market for a particular variable rate demand security purchased by a Fund. In addition, the Fund may only exercise its demand rights at certain times. The Fund could suffer losses in the event that the issuer defaults on its obligation. Synthetic variable or floating rate securities include tender option bonds.

TAXABLE SECURITIES. Under normal conditions, the Funds do not intend to invest in securities the interest on which is subject to federal income and/or state and local personal income taxes. However, from time to time, as a defensive measure or under abnormal market conditions, the Funds may make temporary investments in securities, the interest on which is subject to federal income and/or state and local personal income taxes.

U.S. GOVERNMENT SECURITIES. U.S. government securities are securities issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States.
Some U.S. Government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. Of course U.S. government securities are among the safest securities, but they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

ASSET-BACKED SECURITIES. Asset-Backed securities are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations which the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash-flows generated by the assets backing the securities. Sometimes the credit support for these securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee. Asset-backed securities are subject to credit and prepayment risks. Currently, there are no tax-exempt Asset-Backed securities in the Funds.

Repayment of these is intended to be obtained from an identified pool of assets, typically receivables related to a particular industry, such an asset-backed securities related to credit card receivables, automobile receivables, trade receivables or diversified financial assets. Based on the


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primary characteristics of the various types of asset-backed securities, for purposes of each Fund's concentration policy, each of the Funds has selected the following asset-backed securities industries: credit card receivables, automobile receivables, trade receivables and diversified financial assets, and each Fund will limit its investments in each such industry to less than 25% of its total assets.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a Fund sells portfolio securities to another party and simultaneously agrees to buy them back at an agreed-upon price and time. These agreements may increase the possibility of the Fund's NAV to fluctuate and may be viewed as a form of leveraging.

LENDING. Loans of portfolio securities made by a Fund will be fully collateralized with U.S. Government securities, letters of credit, cash and cash-equivalents, and will be marked-to-market daily.

QUALITY OF INVESTMENTS. The Funds will invest in high-quality securities. Generally, high-quality securities are securities that are rated in one of the two highest rating categories by two nationally recognized statistical rating organizations (NRSROs), or by one if only one NRSRO has rated the securities, or, if unrated, determined to be of comparable quality by the Investment Manager pursuant to guidelines adopted by the Board of Trustees. High-quality securities may be "first tier" or "second tier" securities. First tier securities are rated within the highest category, and second tier securities are rated within the second highest category.

Should a security's high-quality rating change after purchase by a Fund, the Investment Manager would take such action, including no action, as determined to be in the best interest of the Fund by the Board of Trustees. For more information about the ratings assigned by some NRSROs, refer to the Appendix section of the SAI.

MATURITY OF INVESTMENTS. The Funds will purchase only short-term debt securities. Basically, a short-term security is a security that is deemed to mature within 397 days or less.


                      INVESTMENT POLICIES AND RESTRICTIONS

THE FOLLOWING INVESTMENT POLICIES AND RESTRICTIONS MAY BE CHANGED ONLY BY APPROVAL OF A MAJORITY OF A FUND'S SHAREHOLDERS. ALL OTHER INVESTMENT POLICIES AND RESTRICTIONS CONTAINED IN THE SAI MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL OR PRIOR NOTICE.

EACH FUND MAY NOT:


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
(1) lend or borrow money, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(2) pledge, mortgage or hypothecate any of its assets, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(3) issue senior securities, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(4) underwrite securities, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(5) concentrate investments in a particular industry or group of industries, as concentration is defined under the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

(6) purchase or sell commodities, commodities contracts, futures contracts, or real estate, except as permitted by the Investment Company Act of 1940 or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

THE FOLLOWING DESCRIPTIONS OF THE 1940 ACT MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE POLICIES AND RESTRICTIONS.

Borrowing. The 1940 Act presently restricts a Fund from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, a Fund may only make loans if expressly permitted by its investment policies.

Concentration. The 1940 Act presently defines concentration as investing 25% or more of a Fund's total assets in an industry or group of industries, with certain exceptions. This means that the Funds currently may not purchase securities of any issuer (other than U.S. Government securities), if, as a result, 25% or more of its total assets would be invested in the securities of an issuer from a single industry or group of industries.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS.

EACH FUND MAY NOT:


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(a)   with respect to 75% of its total assets, purchase securities of any issuer
      (other than U.S. government securities or securities subject to a guarantee issued by a person not controlled by the issuer) if, as a result, more than 5% of total assets would be invested in the securities of such issuer; provided that the Fund may not invest more than 5% of its total assets in securities of a single issuer unless such securities are first tier securities.

(b) purchase second tier conduit securities of any issuer (other than securities subject to an unconditional demand feature issued by a person not controlled by the issuer) if, as a result, more than the greater of 1% of its total assets or $1 million would be invested in second tier conduit securities of such issuer.

(c) purchase securities of other investment companies, except as permitted by the 1940 Act.

(d) borrow money except that the Fund may (i) borrow money from banks for temporary or emergency purposes and (ii) engage in reverse repurchase agreements with any party; provided that (i) and (ii) in combination do not exceed 33 1/3% of its total assets (any borrowings that come to exceed this amount will be reduced to the extent necessary to comply with the limitation within three business days) and the Fund will not purchase securities while borrowings represent more than 5% of its total assets.

(e) purchase securities of any issuer (other than obligations of, or guaranteed by the U.S. government its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in the securities of an issuer from a single industry or group of industries.

(f) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

(g) purchase securities of any issuer if, as a result, more than 10% of its net assets would be invested in illiquid securities.

(h) sell securities short unless it owns the security or the right to obtain the security or equivalent securities (transactions in futures contracts and options are not considered selling securities short).

(i) purchase securities on margin, except that the Fund may obtain short-term credits that are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


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
                             MANAGEMENT OF THE TRUST

OFFICERS AND TRUSTEES. The Officers and Trustees of the Trust, their principal occupations over the past five years and their affiliations, if any, with The Charles Schwab Corporation, Schwab and Charles Schwab Investment Management, Inc., the Investment Manager, are as follows:

                           POSITION WITH
                           -------------
NAME/DATE OF BIRTH         THE TRUST         PRINCIPAL OCCUPATION
------------------         ---------         --------------------
CHARLES R. SCHWAB*         Chairman and      Chairman, Co-Chief Executive
July 29, 1937              Trustee           Officer and Director, The
                                             Charles Schwab Corporation;
                                             Chairman, Chief Executive Officer
                                             and Director, Charles Schwab
                                             Holdings, Inc.; Chairman and
                                             Director, Charles Schwab & Co.,
                                             Inc, Charles Schwab Investment
                                             Management, Inc., The Charles
                                             Schwab Trust Company, and Schwab
                                             Retirement Plan Services, Inc.;
                                             Chairman and Director (current
                                             board positions), and Chairman
                                             (officer position) until December
                                             1995, Mayer & Schweitzer, Inc. (a
                                             securities brokerage subsidiary of
                                             The Charles Schwab Corporation);
                                             Director, The Gap, Inc. (a clothing
                                             retailer), Transamerica Corporation
                                             (a financial services
                                             organization), AirTouch
                                             Communications (a
                                             telecommunications company) and
                                             Siebel Systems (a software
                                             company).

TOM  D. SEIP*              President and     Executive Vice President, The
February 15, 1950          Trustee           Charles Schwab Corporation;
                                             Enterprise President -
                                             International and Mutual Funds,
                                             Charles Schwab & Co., Inc.;
                                             Chief Executive Officer, Charles
                                             Schwab Investment Management,
                                             Inc.

DONALD F. DORWARD          Trustee           Executive Vice President and
September 23, 1931                           Managing Director, Grey
                                             Advertising.  From 1990 to 1996,
                                             Mr. Dorward was President and
                                             Chief Executive Officer, Dorward
                                             & Associates.  Dorward &
                                             Associates is an advertising and
                                             marketing/consulting firm.

ROBERT G. HOLMES           Trustee           Chairman, Chief Executive
May 15, 1931                                 Officer and Director, Semloh
                                             Financial, Inc.  Semloh
                                             Financial is an international
                                             financial services and
                                             investment advisory firm.

---------------------

* This Trustee is an "interested person" of the Trust.


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
DONALD R. STEPHENS         Trustee           Managing Partner, D.R. Stephens
June 28, 1938                                & Co. (investment banking).
                                             Prior to 1995, Mr. Stephens was
                                             Chairman and Chief Executive
                                             Officer of North American Trust (a
                                             real estate investment trust).
                                             Prior to 1992, Mr. Stephens was
                                             Chairman and Chief Executive
                                             Officer of the Bank of San
                                             Francisco.

MICHAEL W. WILSEY          Trustee           Chairman, Chief Executive
August 18, 1943                              Officer and Director, Wilsey
                                             Bennett, Inc. (truck and air
                                             transportation, real estate
                                             investment and management, and
                                             investments).

TAI-CHIN TUNG              Treasurer and     Vice President - Finance,
March 7, 1951              Principal         Charles Schwab & Co., Inc.;
                           Financial Officer Controller, Charles Schwab
                                             Investment Management, Inc.
                                             From 1994 to 1996, Ms. Tung was
                                             Controller for Robertson
                                             Stephens Investment Management,
                                             Inc.  From 1993 to 1994, she was
                                             Vice President of Fund
                                             Accounting, Capital Research and
                                             Management Co.  Prior to 1993,
                                             Ms. Tung was Senior Vice
                                             President of the Sierra Funds
                                             and Chief Operating Officer of
                                             Great Western Financial
                                             Securities.

WILLIAM J. KLIPP*          Executive Vice    Executive Vice President,
December 9, 1955           President, Chief  SchwabFunds(R), Charles Schwab &
                           Operating         Co., Inc.; President and Chief
                           Officer and       Operating Officer, Charles
                           Trustee           Schwab Investment Management,
                                             Inc. Prior to 1993, Mr. Klipp
                                             was Treasurer of Charles Schwab
                                             & Co., Inc. and Mayer &
                                             Schweitzer, Inc.

STEPHEN B. WARD            Senior Vice       Senior Vice President and Chief
April 5, 1955              President and     Investment Officer, Charles
                           Chief Investment  Schwab Investment Management,
                           Officer           Inc.

FRANCES COLE               Secretary         Senior Vice President, Chief
September 9, 1955                            Counsel, Chief Compliance
                                             Officer and Assistant Corporate
                                             Secretary, Charles Schwab
                                             Investment Management, Inc.

------------------------

* This Trustee is an "interested person" of the Trust.


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
DAVID H. LUI               Assistant         Vice President and Senior
October 14, 1960           Secretary         Counsel, Charles Schwab
                                             Investment Management, Inc.
                                             From 1991 to 1992, he was
                                             Assistant Secretary for the
                                             Franklin Group of Mutual Funds
                                             and Assistant Corporate Counsel
                                             for Franklin Resources, Inc.

KAREN L. SEAMAN            Assistant         Corporate Counsel, Charles
February 27, 1968          Secretary         Schwab Investment Management,
                                             Inc.  From October 1994 to July
                                             1996, she was an Attorney for
                                             Franklin Resources, Inc.  Prior
                                             to 1994, Ms. Seaman was an
                                             Attorney for The Benham Group.

MATTHEW O'TOOLE            Assistant         Corporate Counsel, Charles
September 26, 1964         Secretary         Schwab Investment Management,
                                             Inc.  From November 1995 to
                                             April 1997, Mr. O'Toole was
                                             Assistant General Counsel for
                                             Chancellor LGT Asset Management,
                                             Inc.  Prior there to, Mr.
                                             O'Toole was Senior Counsel at
                                             the U.S. Securities and Exchange
                                             Commission in Washington, D.C.

AMY L. MAUK                Assistant         Corporate Counsel, Charles
January 5, 1969            Secretary         Schwab Investment Management,
                                             Inc.  From April 1995 to March
                                             1997, she was a Legal Product
                                             Manager for Fidelity Investments.

Each of the above-referenced Officers and/or Trustees also serves in the same capacity as described for the Trust for The Charles Schwab Family of Funds, Schwab Capital Trust and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.


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
                              COMPENSATION TABLE(1)

                                   Pension or
                                  Retirement      Estimated
                                  Benefits        Annual         Total
                    Aggregate     Accrued as      Benefits Upon  Compensation
Name of Person,     Compensation  Part of Fund    Retirement     from the
Position            from the      Expenses from   from the Fund  Fund Complex 2
                    Trust         the Fund        Complex 2
                                  Complex 2

Charles R. Schwab,        0             N/A            N/A             0
Chairman and
Trustee

Timothy F.                0             N/A            N/A             0
McCarthy,
President and
Trustee

William J. Klipp,         0             N/A            N/A             0
Executive Vice
President, Chief
Operating Officer
and Trustee

Donald F. Dorward,     $47,850          N/A            N/A          $83,950
Trustee

Robert G. Holmes,      $47,850          N/A            N/A          $83,950
Trustee

Donald R. Stephens,    $47,850          N/A            N/A          $83,950
Trustee

Michael W. Wilsey,     $47,850          N/A            N/A          $83,950
Trustee

      1     Figures are for the Trust's fiscal year ended December 31, 1996.

      2 "Fund Complex" comprises all 31 funds of the Trust, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, as of December 31, 1996.

            --------------------------------------------------------

                       TRUSTEE DEFERRED COMPENSATION PLAN

Pursuant to exemptive relief received by the Trust from the SEC, the Trust may enter into deferred fee arrangements (the "Fee Deferral Plan" or the "Plan") with the Trust's Trustees who are not "interested persons" of any of the Funds of the Trust (the "Independent Trustees" or the "Trustees").

As of the date of this SAI, none of the Independent Trustees has elected to participate in the Fee Deferral Plan. If an Independent Trustee does elect to participate in the Plan, the Plan would operate as described below.

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Under the Plan, deferred Trustee's fees will be credited to a book reserve account established by the Trust (the "Deferred Fee Account"), as of the date such fees would have been paid to such Trustee. The value of the Deferred Fee Account, as of any date, will be equal to the value the Account would have had as of that date, if the amounts credited to the Account had been invested and reinvested in the securities of the SchwabFund or SchwabFunds(R) selected by the participating Trustee (the "Selected SchwabFund Securities"). SchwabFunds include the series or classes of beneficial interest of the Trust, Schwab Investments and Schwab Capital Trust.

Pursuant to the exemptive relief granted to the Trust, each Fund will purchase and maintain the Selected SchwabFund Securities in an amount equal to the deemed investments in that Fund of the Deferred Fee Accounts of the Independent Trustees. The exemptive relief granted to the Trust permits the Funds and the Trustees to purchase the Selected SchwabFund Securities, which transactions would otherwise be limited or prohibited by the investment policies and/or restrictions of the Funds.

                               INVESTMENT MANAGER

The Investment Manager, a wholly owned subsidiary of The Charles Schwab Corporation, serves as each Fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (the "Advisory Agreement") between it and the Trust. The Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and currently provides investment management services to the SchwabFunds(R), a family of 31 mutual funds with over $55 billion in net assets as of November 30, 1997. The Investment Manager is an affiliate of Schwab; the Trust's distributor and the shareholder services and transfer agent.

 The Advisory Agreement will continue in effect for one-year terms subject to annual approval by: (1) the Trust's Board of Trustees or (2) a vote of a majority of the Fund's shareholders. In either event, the continuance also must be approved by a majority of the Trust's Board of Trustees who are not parties to the Agreement or interested persons of any such party by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time upon 60 days' notice by either party, or by a majority vote of the Fund's shareholders and will terminate automatically upon assignment.

Pursuant to the Advisory Agreement, the Investment Manager is entitled to receive a graduated annual fee, payable monthly, of 0.46% of each Fund's average daily net assets not in excess of $1 billion, 0.41% of such assets over $1 billion but not in excess of $2 billion and 0.40% of such assets over $2 billion.

The Investment Manager and Schwab have voluntarily agreed to limit, or reimburse, if necessary, a Fund's total operating expenses to 0.65% of its average daily net assets.

                                    EXPENSES

The Trust pays the expenses of its operations, including: the fees and expenses of independent accountants, counsel and the custodian; the cost of reports and notices to shareholders; the cost of calculating net asset value per share
(NAV); registration fees; the fees and expenses of qualifying the Trust and its shares for distribution under federal and state securities laws; and membership dues in the Investment Company Institute or any similar organization. The Trust's expenses generally are allocated among the Funds on the basis of relative net assets at the time the expense is incurred, except that expenses directly attributable to a particular Fund or class of a Fund are charged to that Fund or class, respectively.

                                   DISTRIBUTOR

Pursuant to a Distribution Agreement, Schwab is the principal underwriter for shares of the Trust and is the Trust's agent for the purpose of the continuous offering of each Fund's shares. Each Fund pays the cost of its prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the Distribution Agreement. Terms of continuation, termination and assignment under the Distribution Agreement are identical to those described above with respect to the Advisory Agreement.

                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, National Association, at the Airport Business Center, 200 Stevens Drive, Suite 440, Lester, Pennsylvania 19113, serves as Custodian for the Trust.

PFPC, Inc., at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as Fund Accountant for the Trust.

                     ACCOUNTANTS AND REPORTS TO SHAREHOLDERS

The Trust's independent accountants audit and report on the annual financial statements of each series of the Trust and review certain regulatory reports and the Funds' federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the Trust engages it to do so. Shareholders will be sent audited annual and unaudited semi-annual financial statements.

                       PORTFOLIO TRANSACTIONS AND TURNOVER

                             PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of the Funds in relation to movements in the general level of interest rates; invest money obtained from the sale of Fund shares; reinvest proceeds from maturing portfolio securities; and meet redemptions of Fund shares. Portfolio transactions may increase or decrease the yield of a Fund depending upon management's ability to correctly time and execute them.

The Investment Manager, in effecting purchases and sales of portfolio securities for the account of a Fund, seeks to obtain best price and execution. Subject to the supervision of the Board of Trustees, the Investment Manager will generally select brokers and dealers for a Fund primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

When the execution and price offered by two or more broker-dealers are comparable, the Investment Manager may, in its discretion, utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the Investment Manager when providing advisory services to other investment advisory clients, including mutual funds.

The Trust expects that purchases and sales of portfolio securities usually will be principal transactions. Securities normally will be purchased directly from the issuer or from an underwriter or market maker for the securities.

Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices.

The investment decisions for each Fund are reached independently from those for other accounts managed by the Investment Manager. Such other accounts may also make investments in instruments or securities at the same time as a Fund. When two or more accounts managed by the Investment Manager have funds available for investment in similar instruments, available instruments are allocated as to amount in a manner considered equitable to each account. In some cases, this procedure may affect the size or price of the position obtainable for a Fund. However, it is the opinion of the Board of Trustees that the benefits conferred by the Investment Manager outweigh any disadvantages that may arise from exposure to simultaneous transactions.

                               PORTFOLIO TURNOVER

Because securities with maturities of less than one year are excluded from required portfolio turnover rate calculations, each Fund's portfolio turnover rate for reporting purposes is expected to be zero.

                             DISTRIBUTIONS AND TAXES

                                  DISTRIBUTIONS

On each day that the NAV of a Fund is determined ("Business Day"), that Fund's net investment income will be declared as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4 p.m. Eastern time) as a daily dividend to shareholders of record as of the last calculation of NAV prior to the declaration. Shareholders will receive dividends in additional shares unless they elect to receive cash. Dividends normally will be reinvested monthly in full shares of the Fund at the NAV on the 15th day of each month, if a Business Day, otherwise on the next Business Day. If cash payment is requested, checks normally will be mailed on the Business Day following the reinvestment date. Each Fund will pay shareholders, who redeem all of their shares, all dividends accrued to the time of the redemption within seven days.

Each Fund calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Fund consists of: (1) accrued interest income, plus or minus amortized discount or premium, minus (2) accrued expenses allocated to that Fund. If a Fund realizes any capital gains, they will be distributed at least once during the year as determined by the Board of Trustees. Any realized capital losses, to the extent not offset by realized capital gains, will be carried forward. It is not anticipated that either Fund will realize any long-term capital gains. Expenses of the Trust are accrued each day. Should the NAV of a Fund deviate significantly from market value, the Board of Trustees could decide to value the investments at market value and any unrealized gains and losses could affect the amount of the Fund's distributions.

                              FEDERAL INCOME TAXES

It is each Fund's policy to qualify for taxation as a "regulated investment company" by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By following this policy, each Fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject.

In order to qualify as a regulated investment company, a Fund must, among other things, (1) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in stocks, securities or currencies; (2) diversify its holdings so that at the end of each quarter of its taxable year (i) at least 50% of the market value of the Fund's total assets is represented by cash or cash items, U.S. government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to a value not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of any other regulated investment company) or of two or more issuers that the Fund controls, within the meaning of the Code, and that are engaged in the same, similar or related trades or businesses. These requirements may restrict the degree to which a Fund may engage in certain hedging transactions and may limit the range of its investments. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on the part of its net investment income and net realized capital gains, if any, which it distributes to shareholders, provided that the Fund meets certain minimum distribution requirements. To comply with these requirements, each Fund must distribute at least (a) 90% of its "investment company taxable income" (as that term is defined in the Code) and (b) 90% of the excess of its (i) tax-exempt interest income over (ii) certain deductions attributable to that income (with certain exception), for its taxable year. Each Fund intends to make sufficient distributions to shareholders to meet these requirements.

If a Fund fails to distribute in a calendar year (regardless of whether it has a non-calendar taxable year) substantially all of its (i) ordinary income for such year; and (ii) capital gain net income for the year ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. Each Fund intends generally to make distributions sufficient to avoid imposition of this excise tax.

Any distributions declared by a Fund in October, November or December to shareholders of record during those months and paid during the following January are treated, for tax purposes, as if they were received by each shareholder on December 31 of the year in which they were declared. A Fund may adjust its schedule for the reinvestment of distributions for the month of December to assist in complying with the reporting and minimum distribution requirements of the Code.

The Funds do not expect to realize any significant amount of long-term capital gain. However, any distributions of long-term capital gain will be taxable to the shareholders as long-term capital gain, regardless of how long a shareholder has held the Funds' shares. If a shareholder disposes of shares at a loss before holding such shares for longer than six months, the loss will be treated as a long-term capital loss to the extent the shareholder received a capital gain dividend on the shares.

Each Fund may engage in investment techniques that may alter the timing and character of its income. Each Fund may be restricted in its use of these techniques by rules relating to its qualification as regulated investment companies.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." This "backup withholding" is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S.
tax liability.

As noted in the prospectus, exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends may nevertheless be subject to the federal alternative minimum tax imposed by Section 55 of the Code (AMT) or the environmental tax imposed by
Section 59A of the Code (environmental tax). The AMT is imposed at rates of 26% and 28%, in the case of non-corporate taxpayers, and at the rate of 20%, in the case of corporate taxpayers, to the extent it exceeds the taxpayer's federal income tax liability. The AMT and the environmental tax may be imposed in the following two circumstances. First, exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally be an item of tax preference (and therefore potentially subject to AMT and the environmental tax) for both corporate and non-corporate taxpayers. Second, in the case of exempt-interest dividends received by corporate shareholders, all exempt-interest dividends, regardless of when the bonds from which they are derived were issued or whether they are derived from private activity bonds, will be included in the corporation's "adjusted current earnings," as defined in Section 56(g) of the Code, in calculating the corporations' alternative minimum taxable income for purposes of determining the AMT and environmental tax.

The foregoing discussion relates only to federal income tax law as applicable to U.S. citizens or residents. Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the Funds are generally not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above. Distributions by the Funds also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

         ADDITIONAL CONSIDERATIONS FOR NEW JERSEY AND PENNSYLVANIA FUNDS

The NJ and PA Funds will each distribute all of their net investment income (including net short-term capital gain) to their respective shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of a Fund's assets consist of obligations the interest on which is excludable from gross income, the Fund may pay "exempt-interest dividends" to its Shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund, equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes, but may have federal alternative minimum tax consequences.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of a Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

Interest on indebtedness incurred or continued by a shareholder in order to purchase or carry shares of the Funds is not deductible for federal income tax purposes. Furthermore, these funds may not be an appropriate investment for persons (including corporations and other business entities) who are "substantial users" (or persons related to "substantial users") or facilities financed by industrial development private activity bonds. Such persons should consult their tax advisors before purchasing shares. A "substantial user" is defined generally to include "certain persons" who regularly use in their trade or business a part of a facilities financed from the proceeds of such bonds.

                          NEW JERSEY TAX CONSIDERATIONS

Under current law, investors in the NJ Fund will not be subject to the New Jersey Gross Income Tax on distributions from the Fund attributable to interest income from (and net gain, if any, from the disposition of) New Jersey Municipal Securities or obligations of the United States, its territories and possessions and certain of its agencies and instrumentalities ("Federal Securities") held by the Fund, either when received by the Fund or when credited or distributed to the investors, provided that the Fund meets the requirements for a qualified investment fund by: 1) maintaining its registration as a registered investment company with the Securities and Exchange Commission; 2) investing at least 80% of the aggregate principal amount of the Fund's investments, excluding financial options, futures, forward contracts, or other similar financial instruments relating to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent such instruments are authorized under the regulated investment company rules under the Code, cash and cash items, which cash items shall include receivables, in New Jersey Municipal Securities or Federal Securities at the close of each quarter of the tax year; 3) investing 100% of its assets in interest-bearing obligations, discount obligations, cash and cash items, including receivables, financial options, futures forward contracts, or other similar financial instruments relating to interest-bearing obligations, discount obligations or bond indexes related thereto; and 4) complying with certain continuing reporting requirements.

However, in Colonial Trust III and Investment Company Institute v. Director, Division of Taxation, DKT No. 009777-93 (NJ Tax Court, Feb. 21, 1997) the New Jersey Tax Court nullified the New Jersey threshold requirements stated above. The court ruled that New Jersey could not impose its gross income tax on shareholder distributions attributable to interest paid on obligations of the United States Government from a mutual fund that did not meet the requirements to be a qualified investment fund.

For New Jersey Gross Income Tax purposes, net income or gains and distributions derived from investments in other than New Jersey Municipal Securities and Federal Securities, and distributions from net realized capital gains in respect of such investments, will be taxable.

Gain on the disposition of Shares is not subject to New Jersey Gross Income Tax, provided that the Fund meets the requirements for qualified investment fund set forth above.

                         PENNSYLVANIA TAX CONSIDERATIONS

For purposes of the Pennsylvania Personal Income Tax and Philadelphia School District Investment Net Income Tax, distributions which are attributable to interest received by the PA Fund from its investments in Pennsylvania Municipal Securities or Federal Securities are not taxable. Distributions by the PA Fund to a Pennsylvania resident that are attributable to most other sources may be subject to the Pennsylvania Personal Income Tax and (for residents of Philadelphia) to the Philadelphia School District Investment Net Income Tax.

Distributions paid by the PA Fund, which are excludable as exempted income for federal tax purposes, are not subject to the Pennsylvania corporate net income tax. An additional deduction from Pennsylvania taxable income is permitted for the amount of distributions paid by the PA Fund attributable to interest received by the Fund from its investments in Pennsylvania Municipal

Securities and Federal Securities to the extent included in federal taxable income, but such a deduction is reduced by any interest on indebtedness incurred to carry the securities and other expenses incurred in the production of such interest income, including expenses deducted on the federal income tax return that would not have been allowed under the Code if the interest were exempt from federal income tax. Distributions by the PA Fund attributable to most other sources may be subject to the Pennsylvania corporate net income tax. It is the current position of the Pennsylvania Department of Revenue that Fund shares are considered exempt assets (with a pro rata exclusion based on the value of the Fund attributable to its investments in Pennsylvania Municipal Securities and Federal Securities) for purposes of determining a corporation's stock value subject to the Commonwealth's capital stock or franchise tax.

The PA Fund intends to invest primarily in obligations which produce interest exempt from federal and Pennsylvania taxes. If the PA Fund invests in obligations that are not exempt for Pennsylvania purposes but are exempt for federal purposes, a portion of the Fund's distributions will be subject to Pennsylvania personal income tax.

                             SHARE PRICE CALCULATION

Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of a Fund's investments at amortized cost with market values. Market valuations are obtained by using actual quotations provided by market makers, estimates of market value or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices for the instruments. The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. Accordingly, this method of valuation can in certain circumstances lead to a dilution of a shareholder's interest. If a deviation of 1/2 of 1% or more were to occur between the NAV calculated by reference to market values and a Fund's NAV of $1.00, or if there were any other deviation that the Board of Trustees of the Trust believed would result in a material dilution to shareholders or purchasers, the Board of Trustees would promptly consider what action, if any, should be initiated.

If a Fund's NAV (computed using market values) declined, or were expected to decline, below $1.00 (computed using amortized cost), the Board of Trustees might temporarily reduce or suspend dividend payments in an effort to maintain the NAV. As a result of such reduction or suspension of dividends or other action by the Board of Trustees, an investor would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's NAV (computed using market values) were to increase, or were anticipated to increase above $1.00 (computed using amortized cost), the Board of Trustees might supplement dividends in an effort to maintain the NAV at $1.00.

                        HOW THE FUNDS REPORT PERFORMANCE

The historical performance of the Funds may be shown in the form of total return, yield and effective yield. These measures of performance are described below.

                                  TOTAL RETURN

Standardized Total Return. Average annual total return for a period is determined by calculating the actual dollar amount of investment return on a $1,000 investment in a Fund made at the beginning of the period, then calculating the average annual compounded rate of return that would produce the same investment return on the $1,000 over the same period. In computing average annual total return, each Fund assumes the reinvestment of all distributions at NAV on applicable reinvestment dates.

Nonstandardized Total Return. Nonstandardized total return for a Fund differs from standardized total return in that it relates to periods other than the period for standardized total return and/or that it represents aggregate (rather than average) total return.

In addition, an after-tax total return for a Fund may be calculated by taking the Fund's standardized or non-standardized total return and subtracting applicable federal taxes from the portions of the Fund's total return attributable to capital gains distributions and ordinary income. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each Fund also may report the percentage of the Fund's standardized or non-standardized total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates before redemption of Fund shares). This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

Each Fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from inception to the date specified.

                                      YIELD

A Fund's yield refers to the net investment income generated by a hypothetical investment in the Fund over a specific seven-day period. This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated in each seven-day period over an annual period, and is shown as a percentage of the investment.

                                 EFFECTIVE YIELD

A Fund's effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be compounded weekly when annualized. The effective yield will be slightly higher than the yield due to this compounding effect.

                              TAX-EQUIVALENT YIELD

The tax equivalent yield for the Funds is computed by dividing that portion of a Fund's yield which is tax-exempt by one minus a stated federal and/or state income tax rate and adding the product to that portion, if any, of the Fund's yield that is not tax-exempt. (Tax equivalent yields assume the payment of federal income taxes at a rate of 39.6% and New Jersey income taxes at a rate of 6.37% and Pennsylvania income taxes at a rate of 2.8%.)

Yields are one basis upon which investors may compare the Funds with other funds; however, yields of other funds and other investment vehicles may not be comparable because of the factors set forth above and differences in the methods used in valuing portfolio instruments.

The yield of these Funds fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Fund invests in, changes in interest rates on money market instruments, changes in the expenses of the Fund and other factors.

                               GENERAL INFORMATION

The Trust is an open-end investment management company organized as a Massachusetts business trust on October 20, 1989. Currently, there are twelve Funds of the Trust: Schwab Money Market Fund, Schwab Government Money Fund, Schwab Municipal Money Fund, Schwab U.S. Treasury Money Fund, Schwab Value Advantage Money Fund, Schwab Institutional Advantage Money Fund, Schwab Retirement Money Fund, Schwab New York Municipal Money Fund, Schwab California Municipal Money Fund, Schwab Government Cash Reserves, Schwab New Jersey Municipal Money Fund and Schwab Pennsylvania Municipal Money Fund. The Declaration of Trust permits the Trustees to create additional Funds. There is a remote possibility that one fund might become liable for a misstatement in the prospectus or SAI about another fund. The Trust generally is not required to hold shareholder meetings. However, as provided in its Agreement and Declaration of Trust and Bylaws, shareholder meetings will be held in connection with the following matters: (1) election or removal of Trustees, if a meeting is requested in writing by a shareholder or shareholders who beneficially own(s) 10% or more of the Trust's shares; (2) adoption of any contract for which shareholder approval is required by the 1940 Act; (3) any termination of the Trust to the extent and as provided in the Declaration of Trust; (4) any amendment of the Declaration of Trust (other than amendments changing the name of the Trust or any of its investment portfolios, supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision thereof); (5) determination of whether a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders, to the same extent as the stockholders of a Massachusetts business corporation; and (6) such additional matters as may be required by law, the Declaration of Trust, the Bylaws or any registration of the Trust with the SEC or any state or as the Board of Trustees may consider desirable. The shareholders also would vote upon changes to a Fund's fundamental investment objective, policies or restrictions.

Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of his or her successor or until death, resignation, retirement or removal by a majority vote of the shares entitled to vote (as described below) or of a majority of the Trustees. In accordance with the 1940 Act, (i) the Trust will hold a shareholder meeting for the election of Trustees when less than a majority of the Trustees have been elected by shareholders and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees have been elected by the shareholders, that vacancy will be filled by a vote of the shareholders.

Upon the written request of ten or more shareholders who have been such for at least six months and who hold shares constituting at least 1% of the Trust's outstanding shares, stating that they wish to communicate with the other shareholders for the purpose of obtaining signatures necessary to demand a meeting to consider removal of one or more Trustees, the Trust has undertaken to disseminate appropriate materials at the expense of the requesting shareholders.

The Bylaws provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, of the Declaration of Trust or of the Bylaws permits or requires that (i) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (ii) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the Board of Trustees to terminate the Trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the Trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the Trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder. Moreover, the Trust will be covered by insurance which the Trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the Trust itself is unable to meet its obligations.

For further information, please refer to the registration statement and exhibits for the Trust on file with the SEC in Washington, D.C. and available upon payment of a copying fee. The statements in the Prospectus and this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

                         PRINCIPAL HOLDERS OF SECURITIES

As of January 1, 1998, no person owns of record directly or beneficially 5% of either Fund's shares.

In addition, as of January 1, 1998, the officers and Trustees of the Trust, as a group, owned less than 1% of each Fund's outstanding voting securities.

                        PURCHASE AND REDEMPTION OF SHARES

The Trust has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of the stated limits may be paid, in whole or in part, in investment securities or in cash, as the Trust's Board of Trustees may deem advisable; however, payment will be made wholly in cash unless the Board of Trustees believes that economic or market conditions exist that would make such a practice detrimental to the best interests of a Fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Share Price Calculation" and a redeeming shareholder would normally incur brokerage expenses if he or she converted the securities to cash.

                                OTHER INFORMATION

The Prospectus and SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933, as amended, with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and the SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

Statements contained in the Prospectus or SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and SAI form a part, each such statement being qualified in all respects by such reference.

THIS SAI DOES NOT CONSTITUTE AN OFFERING BY THE TRUST, ANY SERIES THEREOF, OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE.